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                                                                   EXHIBIT 10.39



Void after 5:00 p.m.
New York Time
May 27, 2006

                        NEXELL THERAPEUTICS INC. f/k/a
                          VIMRX PHARMACEUTICALS INC.

                         Common Stock Purchase Warrant


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           THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE
           UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT (A)
           TO A PERSON WHO, IN THE OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY, IS A PERSON TO WHOM THE SECURITIES MAY BE LEGALLY TRANSFERRED WITHOUT REGISTRATION AND WITHOUT DELIVERY OF A CURRENT PROSPECTUS UNDER THE ACT, OR (B) TO A PERSON UPON DELIVERY OF A PROSPECTUS OR OFFERING CIRCULAR THEN MEETING THE REQUIREMENTS OF THE
           ACT RELATING TO SUCH SECURITIES AND THE OFFERING THEREOF FOR SUCH SALE OR DISPOSITION.


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This certifies that, FOR VALUE RECEIVED, BAXTER HEALTHCARE CORPORATION
("Baxter"), or registered assigns (the "Holder") , is entitled to purchase, subject to the provisions of this Warrant, from NEXELL THERAPEUTICS INC. f/k/a VIMRX PHARMACEUTICALS INC., a Delaware corporation (the "Company"), 5,200,000 fully paid and nonassessable shares of the Company's common stock, $.001 par value (the "Common Stock"), at a per share price of $1.15, from time to time or at any time during the period commencing on the date hereof until 5:00 p.m., New York Time, on May 27, 2006, at which time this Warrant shall expire and become void. The number of shares of Common Stock to be received upon exercise of this Warrant and the price to be paid for each such share of Common Stock are subject to possible adjustment from time to time as hereinafter set forth. The shares of Common Stock or other securities or property deliverable upon such exercise as adjusted from time to time are hereinafter sometimes referred to as the "Warrant Shares" and the exercise price of a share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price." Unless the context otherwise requires, the term "Warrant" as used herein includes this Warrant and any other Warrant or Warrants which may be issued pursuant to the provisions of this Warrant, whether upon transfer, assignment, partial exercise, divisions, combinations, exchange or otherwise, and the term "Holder" includes any permitted transferee or transferees or permitted assignee or assignees of the Holder named above, all of whom shall be subject to the provisions of this Warrant, and, when used with reference to Warrant Shares, means the holder or holders of such Warrant Shares.

     Section 1.  Exercise of Warrant.

          1.1 Method of Exercise. This Warrant may be exercised in whole or in part, from time to time or at any time by the Holder during the period commencing on the date hereof until 5:00 p.m., New York Time, on May 27, 2006 (the date by which this Warrant must be exercised hereinafter referred to as the "Termination Date"), by presentation and surrender hereof to the Company at its principal office with the Form of Subscription annexed hereto, duly executed and accompanied by payment, by certified or official bank check payable to the order of the Company, of the Exercise Price for the total number of Warrant Shares purchased.

          1.2 Delivery of Shares. Upon proper exercise of this Warrant, the Company promptly shall deliver certificates for the Warrant Shares to the Holder.
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          1.3  Partial Exercise. If this Warrant is exercised in part only, the
Company shall, upon presentation of this Warrant upon such exercise, execute and deliver (with the certificate for the Warrant Shares purchased) a new Warrant evidencing the rights of the Holder hereof to purchase the balance of the Warrant Shares purchasable hereunder upon the same terms and conditions as herein set forth.

          1.4 Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon exercise of this Warrant but, in lieu thereof, the Company shall round up to the next full share.

     Section 2.  Exercise Price and Adjustments.

          2.1 Initial Exercise Price and Capital Adjustments. The Exercise Price at which the Warrant Shares shall be purchasable shall be $1.15, subject to adjustment from time to time in the event of cash dividends, stock dividends, stock subdivisions, stock splits, stock combinations or reverse stock splits, as follows: In the event the Company shall at any time after the date hereof (a) pay a cash dividend to the holders of shares of its Common Stock, (b) issue shares of its Common Stock as a stock dividend or (c) subdivide or split or combine or reverse stock split the outstanding shares of its Common Stock, the Exercise Price shall forthwith proportionately be decreased in the case of a cash dividend, stock dividend, stock subdivision or stock split, or proportionately be increased in the case of a combination or reverse stock split, to the nearest one cent to give effect to such change. Concurrently, the number of Warrant Shares issuable upon exercise of this Warrant shall be increased or decreased in proportion to the increase or decrease in the number of shares of Common Stock outstanding resulting from such change. Any such adjustment shall become effective at the close of business on the date that the subdivision or combination shall become effective, in the event of a subdivision or combination, or at the close of business on the record date fixed for the determination of stockholders entitled to receipt of the cash dividend or stock dividend, in the event of a cash dividend or stock dividend.

          2.2 Reorganizations, Mergers and Sale of Assets. In the event of any reorganization or reclassification of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination) or in the case of any consolidation of the Company with, or merger of the Company into, another corporation after which no securities of the Company will be publicly held, or in the case of any sale, lease or conveyance of all, or substantially all, of the property, assets, business and goodwill of the Company as an entity, the Company will cause provision to be made so that the Holder shall thereafter have the right upon exercise to purchase the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, consolidation, merger or sale by a holder of the number of shares of Common Stock which the Holder would have received had he exercised this Warrant immediately prior to such reorganization, reclassification, consolidation, merger or sale, at a price equal to the aggregate Exercise Price then in effect pertaining to this Warrant (the kind, amount and price of such stock and other securities to be subject to adjustment as herein provided). In the event that the Company enters into a letter of intent or agreement providing for any of the foregoing (the "Merger Agreement"), the Company may, at its option, upon written notice to the Holder at least twenty (20) days prior to the Closing Date under the Merger Agreement, mandate that the Holder exercise this Warrant for the balance of the Warrant Shares then exercisable effective immediately prior to the Closing of such Merger Agreement. In the event that, prior to such Closing Date, the Holder does not exercise this Warrant in full, this Warrant shall expire effective as of such Closing Date as to any unexercised portion. Upon a mandated exercise, the Holder shall receive that amount of consideration with respect to the Warrant Shares, and at such time, as and when a holder of the same number of shares of Common Stock immediately prior to such Closing Date receives consideration on account of such holder's shares pursuant to the Merger Agreement. The foregoing provisions shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, leases or conveyances.

          2.3 Liquidation and Dissolution. In the event the Company shall, at any time prior to the expiration of this Warrant and prior to the exercise thereof, dissolve, liquidate or wind up its affairs, the Holder shall be entitled, upon the

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exercise thereof, to receive, in lieu of the shares which he would have been entitled to receive, the same kind and amount of assets as would have been issued, distributed or paid to him upon any such dissolution, liquidation or winding up with respect to such shares had he been the holder of record of such shares on the record date for the determination of those entitled to receive any such liquidating distribution. After any such dissolution, liquidation or winding up which shall result in any cash distribution in excess of the Exercise Price provided for by this Warrant, the Holder may, at his option, exercise the same without making payment of the Exercise Price and in such case the company shall upon the distribution to the Holder consider that the Exercise Price has been paid in full to it and, in making settlement to the Holder, shall deduct from the amount payable to the Holder an amount equal to such Exercise Price.

          2.4 Amendments Not Required to Reflect Adjustments. Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon exercise of this Warrant, this Warrant may continue to express the same price and number and kind of shares as originally issued and need not be amended to reflect each such adjustment.

          2.5 Conclusiveness of Computation by Accountants. In the event the Company shall retain a firm of independent public accountants of recognized standing (who may be any such firm regularly employed by the Company) to make any computation required under this Section 2, a certificate signed by any such firm shall be conclusive evidence of the correctness of any computation made under this Section 2.

     Section 3.  Exchange, Assignment or Loss of Warrant.

          3.1 Exchange of Warrant. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company for other Warrants of different denominations entitling the Holder thereof to purchase in the aggregate the same number of Warrant Shares purchasable hereunder on the same terms and conditions as herein set forth.

          3.2 Assignment or Other Transfer of Warrant. The Holder may transfer, sell, assign, pledge, hypothecate, create a security in or lien on, place in trust (voting or otherwise), assign or in any other way encumber or dispose of, directly or indirectly and whether or not by operation of law or for value, this Warrant or the Warrant Shares, only upon compliance with Section 4 hereof. In the event of a permitted assignment, this Warrant must be presented and surrendered to the Company at its principal office or at the office of its stock transfer agent, if any, with the Form of Assignment annexed hereto duly executed, and accompanied by funds sufficient to pay any transfer tax. Promptly thereafter the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such Form of Assignment and this Warrant shall promptly be canceled.

          3.3 Loss or Mutilation of Warrant. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in case of loss, theft or destruction) of reasonably satisfactory indemnification (except that the holder shall not be required to post an indemnity bond), and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date and any such lost, stolen or destroyed Warrant shall thereupon become void. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

     Section 4.  Compliance with Act.

          4.1 Disposition of Warrant and/or Warrant Shares. This Warrant and/or the Warrant Shares may not be sold or otherwise disposed of except as follows:

               (a) To a person who, in the opinion of counsel reasonably satisfactory to the Company, is a person to whom this Warrant or the Warrant Shares may legally be transferred without registration and without the delivery of a current prospectus under the Act with respect

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          thereto and then only against receipt of an agreement of such person to comply with the provisions of this Section 4 with respect to any resale or other disposition of such securities unless, in the opinion of counsel, such agreement is not required; or

               (b) To any person upon delivery of a prospectus or offering circular then meeting the requirements of the Act relating to such securities and the offering thereof for such sale or disposition.

          4.2 Legend on Certificates. Each certificate for Warrant Shares or for any other security issued or issuable upon exercise of this Warrant shall contain a legend on the face thereof, in form and substance satisfactory to counsel to the Company, setting forth the restrictions on transfer thereof contained in this Section 4.

     Section 5.  Registration Rights.

          The Holder's registration rights with respect to the Warrant Shares shall be governed by, and shall be in accordance with, the terms and conditions of the Registration Rights Agreement, dated as of December 17, 1997, as amended, between the Company and Baxter.

     Section 6.   Company Covenants.

          6.1 Reservation and Issuance of Warrant Shares. The Company hereby undertakes until expiration of this Warrant to reserve for issuance and/or delivery upon exercise of this Warrant, such number of shares of its Common Stock as shall be required for issuance and/or delivery upon exercise hereon in full and agrees that all Warrant Shares so issued and/or delivered will be validly issued, fully paid and nonassessable, and further agrees to pay all taxes and charges that may be imposed upon such issuance and/or delivery.

          6.2 Officer's Certificate. In the event the Exercise Price shall be adjusted as required by Section 2 hereof, the Company shall promptly mail to the Holder an officer's certificate setting forth the adjustments so required and including, in reasonable detail, the method of calculating the adjustments and the transaction requiring the adjustment.

     Section 7.   Miscellaneous.

          7.1 Status of Holder. The Holder shall not be entitled to vote or receive dividends and shall not otherwise be deemed a shareholder of the Company.

          7.2 Notices. All notices required hereunder shall be sent by first-class mail, postage prepaid, and shall be addressed, if to the Holder, to the last known address furnished to the Company and if to the Company, to: NEXELL THERAPEUTICS INC., 9 Parker, Irvine, California 92618, Attention: Chief Executive Officer, unless another address is designated in writing by the Holder or the Company.

          7.3 Binding Effect. All of the covenants and provisions of this Warrant by or for the benefit of the Company or the Holder shall bind and inure to the benefit of the Company and the Holder and their respective successors and permitted assigns.

          7.4 Governing Law. This Warrant shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be construed in accordance with the internal laws of said state without regard to conflicts of laws principles.

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          IN WITNESS WHEREOF, this Warrant has been duly executed by the Company under its corporate seal as of the 28th day of May, 1999.

                                    NEXELL THERAPEUTICS INC. f/k/a
                                    VIMRx PHARMACEUTICALS INC.


                                    /s/ Richard L. Dunning

                                    By:___________________________
                                    Richard L. Dunning
                                    Chief Executive Officer

/s/ Lowell S. Lifschultz

__________________________
Lowell S. Lifschultz
Secretary

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                              FORM OF ASSIGNMENT

              (To be signed only upon such permitted assignment)

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ____________________ the right represented by the within Warrant to purchase, from NEXELL THERAPEUTICS INC. f/k/a VIMRx PHARMACEUTICALS INC. (the "Company"), shares of the Common Stock of the Company, to which the within Warrant relates, and appoints ______________________ attorney to transfer said right, with full power of substitution in the premises.


Dated:

                                    ________________________________________
                                    (Signature must conform in all respects
                                    to name of holder as specified on the
                                    face of the Warrant.)

In the presence of:

__________________________________

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                             FORM OF SUBSCRIPTION

                 (To be signed only upon exercise of Warrant)


To:  NEXELL THERAPEUTICS INC. f/k/a
     VIMRx PHARMACEUTICALS INC.

          The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase rights represented by said Warrant for, and to purchase thereunder, _________shares of Common Stock of the Company, and herewith makes payment of $_______ therefor and requests that such certificates) be issued in the name of and be delivered to ________________________ whose address is ____________________ and if such shares shall not be all of the shares purchased hereunder, that a new Warrant of like tenor for the balance of shares purchasable hereunder be delivered to the undersigned.

Dated:


                                    ________________________________________
                                    (Signature must conform in all respects
                                    to name of holder as specified on the
                                    face of the Warrant.)

In the presence of:

________________________________

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